SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2004

OraSure Technologies, Inc.

(Exact name of issuer as specified in charter)

DELAWARE	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 5 – Other Events and Regulation FD Disclosure.

OraSure Technologies, Inc. (the “Company”) issued a press release announcing that its 2005 Annual Meeting of Stockholders is scheduled to be held on Tuesday, May 17, 2005, at the Radisson Hotel Bethlehem, Bethlehem, Pennsylvania, 18018. The information contained in the press release dated August 11, 2004 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99	Press Release dated August 11, 2004, announcing that the OraSure Technologies, Inc. 2005 Annual Meeting of Stockholders is scheduled to be held on Tuesday, May 17, 2005, at the Radisson Hotel Bethlehem, Bethlehem, Pennsylvania, 18018.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: August 12, 2004	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

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Index to Exhibits

Exhibit Number	Description
99	Press Release dated August 11, 2004, announcing that the OraSure Technologies, Inc. 2005 Annual Meeting of Stockholders is scheduled to be held on Tuesday, May 17, 2005, at the Radisson Hotel Bethlehem, Bethlehem, Pennsylvania, 18018.

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